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                                                                       EXHIBIT 4



Company Share Certificate Specimen (Front)

NUMBER               INCORPORATED UNDER THE LAWS OF NEVADA                SHARES
 [  ]                                                                      [  ]
                          WHITE ROCK ENTERPRISES, LTD.

                             TOTAL AUTHORIZED ISSUE
                     50,000,000 SHARES PAR VALUE $.001 EACH
                                  COMMON STOCK

This is to Certify that ________________________________________________is the owner of _________________________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


/s/ Sharon A. Boyd                 CORPORATE                   /s/ Dennis Crooks
_______Secretary                     SEAL                          President

Company Share Certificate Specimen(Back)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          - as tenants in common                  UNIF GIFT MIN ACT - .......  Custodian .......
                                                                              (Cust)            (Minor)
TEN ENT          - as tenants by the entireties          under Uniform Gifts to Minors
                                                         Act .......................................
JT TEN           - as joint tenants with right of                (State)
                 survivorship and not as tenants
                 in common
                 Additional abbreviations may also be used though not on this list

For value received ____________ hereby sell, assign and transfer unto
________________________________________________________________________________
     (Please insert Social Security or other Identifying Number of Assignee)
________________________________________________________________________________
________________________________________________________________________________
                  (Please print or Typewrite Name and Address
                     including Postal Zip Code of Assignee)
____________Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated___

In the Presence of
                                             ___________________________________
______________________________